Exhibit 99.1

MainSource Financial Group Meeting the financial needs of our customers...for life!

Welcome 2016 Annual Meeting of Shareholders Archie M. Brown, Jr., Chairman

Introduction of Director Nominees Charles J. Thayer

Kathleen L. Bardwell William G. Barron Vincent A. Berta D.J. Hines Erin P. Hoeflinger Thomas M. O’Brien MainSource Financial Group Proposal 1: Election of Directors Lawrence R. Rueff, DVM John G. Seale, CPA Charles J. Thayer Archie M. Brown, Jr. Director Nominees:

Advisory Vote on Executive Compensation Policies and Procedures

Advisory Vote on Executive Compensation “Say on Pay” proposal Vote is advisory in nature – not binding MSFG Executive Compensation Committee believes its practices are conservative, but will take shareholder vote into consideration in its compensation programs. Proposal 2:

Ratification of Independent Auditors

Ratification of Independent Auditors Ratification of Crowe Horwath LLP as the Company’s independent public accounting firm. Proposal 3:

Introductions

MainSource Financial Group Archie Brown: Chairman, President and Chief Executive Officer Jamie Anderson: Chief Financial Officer Daryl Tressler: Chief Banking Officer Bill Goodwin: Chief Credit Officer Chris Harrison: Chief Consumer Banking Officer Karen Woods: Chief Risk Officer and Corporate Counsel Executive Officers

Results of Shareholder Vote

Official Business Meeting Concluded

Recognition of Brian Crall

2015 Financial Performance Jamie Anderson Chief Financial Officer

Disclosure Regarding Forward Looking Statements This presentation may include comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) based on current expectations that involve a number of risks and uncertainties. These forward looking statements are subject to a number of factors and uncertainties which could cause MainSource’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and MainSource does not assume any duty to update forward looking statements. These forward-looking statements include, but are not limited to, statements about MainSource’s business strategy, financial position and prospects, dividend policy, business results, strategic initiatives, credit quality including reserve levels, capital expenditures, and various other matters. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates”, or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. Factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, general economic conditions, legislative and regulatory initiatives, changes in the quality of MainSource’s loan portfolios, and other risks set forth in MainSource’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015, on file with the SEC.

Additional Information for Investors and Shareholders In connection with the Merger, MainSource has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Cheviot and a Prospectus of MainSource (the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. A copy of the definitive Proxy Statement/Prospectus, along with a form of proxy, has been mailed to the shareholders of record of Cheviot as of February 24, 2016. This communication is not a substitute for the Proxy Statement/Prospectus or any other document that MainSource may file with the SEC or send to the stockholders of Cheviot regarding the Merger. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about MainSource and Cheviot, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from MainSource at www.mainsourcebank.com under the tab “Investor Relations” and from Cheviot at www.cheviotsavings.com under the tab “Investor Relations”. Alternatively, these documents can be obtained free of charge from MainSource upon written request to MainSource Financial Group, Inc., Attn: Corporate Secretary, 2105 North State Road 3 Bypass Greensburg, Indiana 47240 or by calling (812) 663-6734 or from Cheviot upon written request to Cheviot Financial Corp., Attn: Investor Relations, 3723 Glenmore Avenue, Cheviot, Ohio 45211 or by calling (513) 661-0457. MainSource and Cheviot and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Cheviot in connection with the proposed merger. Information about the directors and executive officers of MainSource is set forth in the proxy statement for MainSource’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 23, 2016. Information about the directors and executive officers of Cheviot is set forth in Cheviot’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC on March 11, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger. Free copies of the Proxy Statement/Prospectus may be obtained as described in the preceding paragraph.

MainSource Financial Group Strong, Record Earnings Increased Dividend (Twice) Stock Price up 9% Loan Growth of 10% Branch acquisition 2015 Accomplishments

2015 Balance Sheet

Total Assets (As of Year End) $ 2,754 $2,769 $2,847 $3,123 $3,385 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 $3,200 $3,400 $3,600 2011 2012 2013 2014 2015 Millions

Total Loans (As of Year End) $1,534 $1,553 $1,672 $1,958 $2,155 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 2011 2012 2013 2014 2015 Millions

Mortgage Loans Serviced (As of Year End) $780 $758 $786 $880 $925 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2011 2012 2013 2014 2015 Millions

Total Deposits (As of Year End) $2,160 $2,185 $2,201 $2,468 $2,651 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 2011 2012 2013 2014 2015 Millions

Total Deposits - Mix (As of Year End) 25% 20% 17% 14% $2,651 $2,160 $2,185 $2,201 $2,468 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2011 2012 2013 2014 2015 Millions CORE TIME 75% 80% 83% 86% 88% 12%

Non-interest Bearing DDA (As of Year End) $334 $405 $437 $513 $641 $0 $100 $200 $300 $400 $500 $600 $700 2011 2012 2013 2014 2015 Millions

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 25 (As of Year End) 10.1% 15.4% 16.7% 10.2% 14.9% 16.0% 10.2% 14.5% 15.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Leverage Ratio Tier 1 to Risk Based Assets Total Capital to Risk Based Assets 2013 2014 2015

Tangible Common Equity Ratio (As of Year End)

2015 Operating Results

Net Operating Income Note: Excludes certain non-operating items $31.5 $37.6 $21.0 $27.3 $27.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2011 2012 2013 2014 2015 Millions

Operating Earnings Per Share Note: Excludes certain non-operating items

Non Performing Loans Millions (End of Period)

New Non-Accrual Loans

Loan Loss Provision Expense

Net Interest Margin

Cost of Funds

Average Earning Assets Millions

Core Fee Income Includes service charges, interchange income, mortgage banking income, and wealth management $8.4 $9.9 $6.8 $27.6 $30.0 $32.2

Stable Operating Expenses Millions 37 Note: Excludes Goodwill Impairment Costs, a One-Time Expense in 2011 related to a cost efficiency project, prepayment penalties on FHLB Advances, and merger-related expenses. CAGR = 2.1%

Stable Operating Expenses 38 Expenses as a % of Average Assets Note: Excludes Goodwill Impairment Costs, a One-Time Expense in 2011 related to a cost efficiency project, prepayment penalties on FHLB Advances, and merger-related expenses.

MainSource Financial Group NASDAQ Stock Symbol MSFG

2015 Stock Performance

Stock Price - 2015 9% Increase For 2015, the NASDAQ Bank Stocks Index was up 7%. (12 Months)

Stock Performance – 5 Year MSFG vs. NASDAQ Bank Index * * For 60 months ending 12/31/15. Assumes an investment of $100 in each of Company’s common shares and NASDAQ Bank Stocks Index on 12/31/10.

Regional Stock Performance * For 60 months ending 12/31/15. Assumes an investment of $100 in each of Company’s common shares on 12/31/10. 5 YR RETURN ON $100 INVESTED $88 $131 $145 $165 $167 $224 $292 $407 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 CMI HRC PG YUM HI MSFG LLY KR

First Quarter 2016

MainSource Financial Group First Quarter 2016 Operating Highlights Earnings of $8.8 million $0.40 EPS vs. consensus of $0.39 Improvement in Credit Quality Tangible Common Equity Ratio of 9.4% Increased Dividend to $0.15

2016 Outlook Archie M. Brown, Jr.

Growth in GDP Source: Bloomberg

NFIB Small Business Optimism Index Source: Bloomberg

Commercial Line of Credit Utilization (End of Period)

Average Balance Per Business Checking Account $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 9/13 12/13 3/14 6/14 9/14 12/14 3/15 6/15 9/15 12/15 3/16

Net Interest Margin

Revenue (Net Interest Income plus Non-Interest Income)

Cost of Funds

Net Interest Income

Total Loans (End of Period) $ 1,534 $1,553 $1,672 $ 1,958 $2,155 $2,160 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 2011 2012 2013 2014 2015 1Q 2015 Millions

Total Deposits - Mix (As of Year End) 25% 20% 17% 14% $2,651 $2,160 $2,185 $2,201 $2,468 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2011 2012 2013 2014 2015 Millions CORE TIME 75% 80% 83% 86% 88% 12%

Core Fee Income Includes service charges, interchange income, mortgage banking income, and wealth management $8.4 $9.9 $6.8 $27.6 $30.0 $32.2

Interchange Revenue - 2015 Core Fee Income Converted Debit Card base from Visa to MC 104,000 Cards Converted EMV Chip Technology Added $1.6MM (22%) Increase in Interchange Revenue 19% Reduction in Debit Card Fraud Loss from 4Q 2014 to 4Q 2015

Strategy for Growth

Continue investing in new, higher growth markets Strategy for Growth

Strategic Expansion (2010 – 2014) Strategy for Growth Opportunistic Hiring Proven Teams Best in Market Locations Existing or Adjacent Markets Creating Better Opportunities for Loan Growth

Entered New Markets Full Service Branches: Indianapolis, Indiana Columbus, Indiana (3) Seymour, Indiana Bloomington, Indiana Cincinnati, Ohio Louisville, Kentucky Strategy for Growth Total Loans & Deposits: $375mm Retail Deposits $215mm Serviced Loans $714mm Total Loans Note: Balances as of March 31, 2016

Cincinnati Cheviot acquisition Indianapolis 96th & Keystone branch location Louisville Branch location to be determined Strategy for Growth Upcoming Investments in Metro Areas

Improve geographic footprint by acquiring banks in existing and adjacent markets (2014 – Present) Strategy for Growth

Merger & Acquisition Strategy Geographic fit Financially attractive Accretive to earnings Efficient use of capital Reasonable size Similar culture Leverages MainSource brand and capabilities Strategy for Growth

Merger & Acquisition Strategy MBT Bancorp Merger Date – October, 2014 $231mm Assets Six Branches Strategy for Growth

Strategy for Growth MainSource Financial Group, Inc. to Acquire Cheviot Financial Corp. Anticipated Merger Date - May 20, 2016 $570mm Assets Twelve Branches

Strategy for Growth MainSource Cheviot Geographic Footprint

Strategy for Growth Significantly expands our market presence in greater Cincinnati, moving us to #10 in deposit market share in the MSA and #7 in Hamilton County Prudently continues growth of the MainSource franchise Complementary cultures with strong ties to the community and a customer service focus Leverages the MainSource brand, product set and capabilities in a major metropolitan area The Cincinnati MSA has approximately 2.2 million people and a median household income greater than state and national averages Meets financial criteria Strategic Rationale

Improve geographic footprint by acquiring branches in existing and adjacent markets Strategy for Growth

Branch Acquisition Strategy Existing or adjacent markets Financially attractive Ease of integration Eliminates a competitor Low risk Strategy for Growth

Branch Purchases 2009 - 2015 Frankfort, KY Lawrenceburg, KY Shelbyville , KY Hope, IN Greensburg, IN Richmond, IN Batesville, IN Union City, OH Brownstown, IN Portland, IN Strategy for Growth Purchased $260 Million in Deposits

Geographic Footprint – Changes Strategy for Growth

Expenses

Stable Operating Expenses Millions 75 CAGR = 2.1% Note: Excludes Goodwill Impairment Costs, a One-Time Expense in 2011 related to a cost efficiency project, prepayment penalties on FHLB Advances, and merger-related expenses.

Stable Operating Expenses 76 Expenses as a % of Average Assets Note: Excludes Goodwill Impairment Costs, a One-Time Expense in 2011 related to a cost efficiency project, prepayment penalties on FHLB Advances, and merger-related expenses.

Credit Quality

Non Performing Loans Millions (End of Period) 146%

Capital

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 80 (As of Year End) 10.1% 15.4% 16.7% 10.2% 14.9% 16.0% 10.2% 14.5% 15.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Leverage Ratio Tier 1 to Risk Based Assets Total Capital to Risk Based Assets 2013 2014 2015

Tangible Common Equity Ratio (As of Year End)

Common Dividend

Common Dividend (As of 4.14.11) During economic downturn maintained dividend at $.01 per share for 11 consecutive quarters. Subsequent dividend levels: 3Q 2014 - $.11 1Q 2015 - $.13 3Q 2015 - $.14 1Q 2016 - $.15 Dividend yield as of March 31, 2016 was 2.8%. Long term objective for dividend payout is 30-35% of earnings.

Key factors considered when assessing the dividend Outlook on Earnings Credit Quality Level of Capital Overall Economic Environment Common Dividend (As of 4.14.11)

2016 Strategic Priorities

MainSource Financial Group (As of 4.14.11) 2016 Strategic Priorities Revenue & Loan Growth Successfully Integrate Cheviot Expense Control Maintain Credit Quality Invest in New Technologies

Mobile banking High Growth Channel Mobile adoption up 20% in 2015 46% of our checking customers use mobile Continue to add new features in 2016 New Technologies

MainSource Access Teller Video Assisted Banking Active at five locations Utilizes centrally located tellers to service multiple locations Provides an improved customer service experience Allows MainSource to offer extended hours Similar investment to an ATM Adding ten additional units in 2016 New Technologies

Digital Mortgage Strategy Upgrade online presence Create online digital channel with call center support Dedicated origination staff Dedicated marketing support Data analytics Pilot in Louisville, Indianapolis, and Bloomington beginning in 2Q 2016 New Technologies

Questions

MainSource Financial Group Meeting the financial needs of our customers...for life!

Non-GAAP Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial measures include the following: net income (excluding loan loss provision, taxes and goodwill impairment charges), earnings per share (excluding loan loss provision, taxes and goodwill impairment charges) and operating expenses (excluding goodwill impairment charges, one-time expenses and prepayment penalties on FHLB advances). Non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures the most comparable GAAP measures, please refer to the following reconciliation tables.

Non-GAAP Reconciliation (in millions, except EPS) Operating Net Income Reconciliation: 2011 2012 2013 2014 2015 Operating Net Income 21.0 27.3 27.7 31.5 37.6 Securities Gains 7.4 0.9 0.5 - 0.3 Consulting Expense (4.3) - - - - Acquisition Related Expenses - - - (2.1) (0.5) Prepayment Penalty on FHLB Advances - (0.8) (1.5) - (1.5) Branch Closure Expense - (0.4) (0.5) (0.4) (0.2) Other (0.3) 0.3 0.1 - (0.2) Net Income (GAAP) 23.8 27.3 26.3 29.0 35.5 Operating Earnings Per Share Reconciliation: 2011 2012 2013 2014 2015 Operating Earnings Per Share 0.89 1.30 1.33 1.51 1.72 Securities Gains 0.36 0.04 0.02 - 0.01 Consulting Expense (0.21) - - - - Acquisition Related Expenses - - - (0.10) (0.02) Prepayment Penalty on FHLB Advances - (0.04) (0.07) - (0.07) Branch Closure Expense - (0.02) (0.02) (0.02) (0.01) Other (0.01) 0.02 - - (0.01) Net Income Per Share (GAAP) 1.03 1.30 1.26 1.39 1.62